UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2006

NEW WORLD BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2019 SW 20th Street, Suite 109, Ft. Lauderdale, FL 33315

(Address of Principal Executive Office) (Zip Code)

(954) 713-0410

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 28, 2006, New World Brands, Inc. (the “Company”), and Qualmax, Inc., a Delaware corporation (“Qualmax”), entered into Amendment No. 1 to the Asset Purchase Agreement, amending the Asset Purchase Agreement between the parties dated as of June 22, 2006. Pursuant to this amendment, the parties have agreed, among other things, that the consideration to be paid to Qualmax for the assets to be acquired shall be shares of the Company’s preferred stock rather than shares of the Company’s common stock.

In addition, on August 28, 2006, the Company, its wholly owned subsidiary International Importers, Inc., a Delaware corporation, and International Spirits, LLC, a Nevada limited liability company, entered into Amendment No. 1 to Stock Purchase Agreement, amending the Stock Purchase Agreement among the parties dated as of June 22, 2006. Pursuant to this amendment, the parties have agreed, among other things, to an additional condition of the Company to consummate the transactions contemplated by the Stock Purchase Agreement. Specifically, the Company shall have received, in exchange for shares of common stock of the Company, an investment of $1.5 million from Selvin Passen, M.D. or his affiliates prior to the consummation of the transactions described in the Stock Purchase Agreement.

The foregoing is merely a summary of certain of the terms of the amendments to the Asset Purchase Agreement and Stock Purchase Agreement and does not purport to be a complete statement of the terms, conditions or provisions of the amendments, which are included as exhibits to this report and are incorporated herein by reference.

Qualmax is a specialized IT business solutions provider, communications equipment manufacturer, and research and development company focused on the deployment of best of breed VoIP (or voice over internet protocol) networks, virtual private networks, wireless connectivity, direct call traffic routing and custom billing applications.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of August 28, 2006, by and between New World Brands, Inc. and Qualmax, Inc.

2.2	Amendment No. 1 to Stock Purchase Agreement, dated as of August 28, 2006, by and among International Spirits, LLC, New World Brands, Inc. and International Importers, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW WORLD BRANDS, INC.

Date: August 28, 2006	By:	/s/ Mark A. Weber
	Name:	Mark A. Weber
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of August 28, 2006, by and between New World Brands, Inc. and Qualmax, Inc.

2.2	Amendment No. 1 to Stock Purchase Agreement, dated as of August 28, 2006, by and among International Spirits, LLC, New World Brands, Inc. and International Importers, Inc.

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